Fees Summary	Feb. 17, 2026 USD ($)
Fees Summary [Line Items]
Total Offering	$ 31,388,761.92
Previously Paid Amount	0.00
Total Fee Amount	4,334.79
Total Offset Amount	0.00
Net Fee	$ 4,334.79
Final Prospectus	false